UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 15, 2016

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

MARYLAND

(State or Other Jurisdiction

of Incorporation)

001-08038	04-2648081
(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of Principal Executive Offices and Zip Code)

713-651-4300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Background

In April 2016, Key Energy Services, Inc. (together with its subsidiaries, the “Company” or “Key”) executed confidentiality agreements with certain unaffiliated holders (the “Specified Noteholders”) of Key’s 6.750% Senior Notes due 2021 (the “Notes”) and certain lenders (the “Specified Lenders”, and together with the Specified Noteholders, the “Creditors”) of the term loans (“Term Loans”) outstanding pursuant to Key’s Term Loan and Security Agreement dated as of June 1, 2015, to facilitate discussions with the Creditors concerning a proposed financial restructuring of Key (“Restructuring”). Pursuant to the confidentiality agreements, Key agreed to disclose publicly, after a specified period if certain conditions were met, that the Company and the Specified Noteholders and Specified Lenders have engaged and continue to engage in discussions concerning a Restructuring and certain confidential information concerning Key that Key has provided to the Creditors. The information included in this Current Report on Form 8-K is being furnished, in part, to satisfy Key’s public disclosure obligations under certain of the confidentiality agreements.

Financial Information

Key and its subsidiaries generally do not publicly disclose detailed prospective financial information. However, in connection with their discussions with the Creditors and their respective advisors, Key provided certain financial and other information, including a business overview, business plan and certain forecasts, to the Creditors and their respective advisors pursuant to confidentiality agreements and made a presentation regarding such information to the Creditors. A copy of the slides containing such information and used in connection with such presentation is attached as Exhibit 99.1, and is incorporated herein by reference.

Management of Key prepared the forecasts contained therein from certain internal financial projections based on expectations, beliefs, opinions, and assumptions of Key’s management that Key’s management believed were reasonable at the time they were made in January 2016. Such expectations, beliefs, opinions, and assumptions may not be appropriate as of the date hereof in light of developments in Key’s business and the broader market for oil and natural gas and related services. The forecasts were not prepared with a view towards public disclosure and were not prepared in accordance with generally accepted accounting principles (“GAAP”) or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information.”

The inclusion of the forecasts in this Current Report on Form 8-K should not be regarded as an indication that Key or any other person considered, or now consider, this information to be predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same as of the date of this Current Report on Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.

Neither the independent auditor of Key nor any other independent accountant has examined, compiled, or performed any procedures with respect to the prospective financial information contained in this Current Report on Form 8-K. Accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the prospective financial information.

The prospective financial information:

•	is speculative by its nature and was based upon numerous expectations, beliefs, opinions, and assumptions which are inherently uncertain and many of which are beyond the control of Key and its subsidiaries and which may not prove to be accurate;

•	does not necessarily reflect current estimates or expectations, beliefs, opinions, or assumptions that the management of Key may have about prospects for Key and its subsidiaries’ businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the information was prepared;

•	may not reflect current results or future performance, which may be significantly more favorable or less favorable than as set forth in such information; and

•	is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the forecasts will be achieved.

Much of the financial information contained or incorporated by reference in this Current Report on Form 8-K is forward-looking in nature. Such forward-looking information is subjective in many respects and thus subject to interpretation. Further, the information was prepared based on information available to management in January 2016 and relates to multiple future years and such information by its nature becomes less predictive with each succeeding year. Key cannot provide assurance that the financial projections will be realized; rather, actual future financial results are likely to vary materially from the forward-looking information presented or incorporated by reference herein.

Except as required by law, Key does not currently intend to update or revise publicly any of the information contained herein to reflect circumstances or other events occurring after the date the financial projections were prepared or to reflect the occurrence of future events. These considerations should be taken into account in reviewing the financial projections, which were prepared as of an earlier date. For additional information on factors that may cause actual future financial results to vary materially from the information presented herein, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” below.

The information contained in this Item 7.01 and the exhibits hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Creditors’ Restructuring Proposals and Key Counterproposal

Over the course of several months beginning in February 2016, the Specified Noteholders and the Specified Lenders, together with their respective advisors, engaged in separate but parallel negotiations with Key and its advisors and with each other regarding a potential Restructuring.

On May 20, 2016, the Specified Noteholders’ advisors delivered to Key’s Board of Directors a letter outlining the non-binding terms and conditions and proposed timeline of a potential Restructuring supported by the Specified Noteholders and, with respect to the treatment of the Term Loans, the Specified Lenders (the “Creditors’ Proposal”), the key terms of which are summarized in the table attached as Exhibit 99.2. The Creditors’ Proposal contemplated, among other things, an exchange of all outstanding Notes for 100% of the equity of reorganized Key, subject to dilution as a result of a $75 million rights offering, the proceeds of which would be used together with other available funds to repay $63 million in aggregate principal and interest of the Term Loans at par, with the remaining $250 million principal balance of Term Loans to remain in place subject to certain modifications agreed among the Creditors. Under the Creditors’ Proposal, vendors and other general unsecured creditors would be paid in full. Further, eligible Key shareholders would receive the ratable right to acquire up to 8% of the equity of reorganized Key pursuant to the rights offering and ineligible shareholders would be entitled to a ratable share of a $100,000 payment.

The Creditors’ Proposal was premised on the satisfaction of certain conditions (the “Creditors’ Proposal Conditions”), including:

•	execution of a plan support agreement by the Company and the Creditors;

•	effectuation of the proposed Restructuring through a pre-packaged chapter 11 plan, consistent with the proposed restructuring timeline;

•	full resolution of the Company’s FCPA investigation on terms satisfactory to the Creditors;

•	completion of confirmatory due diligence; and

•	reorganized Key would not be an SEC reporting company.

Following receipt of the Creditors’ Proposal, Key continued to negotiate with the Specified Noteholders over the treatment of holders of Notes and existing shareholders in any Restructuring, assuming, for negotiation purposes, treatment of the Term Loans as described in the Creditors’ Proposal. To that end, Key and its advisors, on the one hand, and the Specified Noteholders and their advisors, on the other, exchanged documents outlining their respective proposals regarding, among other things, the amount and terms of common equity and warrants to be received by existing Key shareholders. The Specified Noteholders delivered their latest proposal on these points to Key on June 2, 2016 (the “Specified Noteholders’ Proposal”), the terms of which continued to be subject to the Creditors’ Proposal Conditions. Key responded to the Specified Noteholders’ Proposal on June 14, 2016 (the “Key Counterproposal”).

Discussions between Key and the Creditors are ongoing.

Key is required by the terms of its confidentiality agreements with the Specified Noteholders and the Specified Lenders to disclose the material terms of the Specified Noteholders’ and Specified Lenders’ proposals. Accordingly, a summary of the Creditors’ Proposal and copies of the Specified Noteholders’ Proposal and the Key Counterproposal are attached as Exhibits 99.2, 99.3, and 99.4, respectively, to this Current Report on Form 8-K.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and the attached presentation materials contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature or that relate to future events and conditions are, or may be deemed to be, forward-looking statements. These forward-looking statements are based on Key’s current expectations, estimates and projections about Key Energy Services, Inc. and its wholly owned and controlled subsidiaries, Key’s industry and management’s beliefs and assumptions concerning future events and financial trends affecting its financial condition and results of operations. In some cases, you can identify these statements by terminology such as “may,” “will,” “should,” “predicts,” “expects,” “believes,” “anticipates,” “projects,” “potential” or “continue” or the negative of such terms and other comparable terminology. These statements are only predictions and are subject to substantial risks and uncertainties and are not guarantees of performance. Future actions, events and conditions and future results of operations may differ materially from those expressed in these statements. In evaluating those statements, you should carefully consider the risks outlined in “Item 1A. Risk Factors,” in Key’s Annual Report on Form 10-K for the year ended December 31, 2015.

Key undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Current Report on Form 8-K and the attached presentation materials except as required by law. All of Key’s written and oral forward-looking statements are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.

Important factors that may affect Key’s expectations, estimates or projections include, but are not limited to, the following: conditions in the oil and natural gas industry, especially oil and natural gas prices and capital expenditures by oil and natural gas companies; volatility in oil and natural gas prices; Key’s ability to implement price increases or maintain pricing on its core services; industry capacity; increased labor costs or unavailability of skilled workers; asset impairments or other charges; the periodic low demand for Key’s services and resulting operating losses and negative cash flows; Key’s highly competitive industry as well as operating risks, which are primarily self-insured, and the possibility that its insurance may not be adequate to cover all of its losses or liabilities; the economic, political and social instability risks of doing business in certain foreign countries; significant costs and potential liabilities resulting from compliance with investigations relating to the possible violations the U.S. Foreign Corruption Practices Act and other applicable laws; Key’s historically high employee turnover rate and its ability to replace or add workers; Key’s ability to incur debt or long-term lease obligations; Key’s ability to implement technological developments and enhancements; significant costs and liabilities resulting from environmental, health and safety laws and regulations, including those relating to hydraulic fracturing; severe weather impacts on Key’s business; Key’s ability to successfully identify, make and integrate acquisitions and its ability to finance future growth of its operations or future acquisitions; the loss of one or more of Key’s larger customers; the impact of compliance with climate change legislation or initiatives; Key’s ability to generate sufficient cash flow to meet debt service obligations; the amount of Key’s debt and the limitations imposed by the covenants in the agreements governing its debt, including its ability to comply with covenants under its current debt agreements; an increase in Key’s debt service obligations due to variable rate indebtedness; Key’s ability to receive shareholder approval at the 2016 annual meeting with respect to the reverse stock split proposal; the delisting of Key’s common stock from trading on the NYSE; Key’s inability to achieve its financial, capital expenditure and operational projections, including quarterly and annual projections of revenue and/or operating income and its inaccurate assessment of future activity levels, customer demand, and pricing stability which may not materialize (whether for Key as a whole or for geographic regions and/or business segments individually); Key’s ability to execute its plans to withdraw from international markets outside North America; Key’s ability to achieve the benefits expected from acquisition and disposition transactions; Key’s ability to respond to changing or declining market conditions, including Key’s ability to reduce the costs of labor, fuel, equipment and supplies employed and used in its businesses; Key’s ability to maintain sufficient liquidity; the terms and conditions of any strategic transaction or alternative undertaken to restructure or refinance Key’s indebtedness; and other factors affecting Key’s business described in “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation and Discussion Materials

99.2	Summary of Key Terms of Creditors’ Proposal

99.3	Specified Noteholders’ Proposal

99.4	Key Counterproposal

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
(Registrant)

Date: June 15, 2016	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation and Discussion Materials

99.2	Summary of Key Terms of Creditors’ Proposal

99.3	Specified Noteholders’ Proposal

99.4	Key Counterproposal